Exhibit 1


                            AGREEMENT OF JOINT FILING


Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of Common Stock, par value $0.01 per share, of Hollywood Media Corp., a Delaware corporation and affirm that the
Schedule 13G is being filed on behalf of each of the undersigned. The undersigned further agree that this Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

Dated:  as of December 24, 2003

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                              By:Wynnefield Capital Management, LLC,
                                 General Partner

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                          Joshua H. Landes, Co-Managing Member


                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                              By:Wynnefield Capital Management, LLC,
                                 General Partner

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                            Joshua H. Landes, Co-Managing Member

                              WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                              By:Wynnefield Capital, Inc.

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                              Joshua H. Landes, Executive Vice
                                              President


                              WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                      By: /s/ Joshua H. Landes
                                         ---------------------------------------
                                           Joshua H. Landes, Co-Managing Member

                              WYNNEFIELD CAPITAL, INC.

                                      By:  /s/ Joshua H. Landes
                                         ---------------------------------------
                                              Joshua H. Landes, Executive Vice
                                              President


                              SHANNON RIVER PARTNERS, L.P.

                              By:  Shannon River Capital Management, LLC,
                                   General Partner

                                   By: /s/ Spencer Waxman
                                      ------------------------------------------
                                      Spencer Waxman, Managing Member

                              SHANNON RIVER CAPITAL MANAGEMENT, LLC

                              By: /s/ Spencer Waxman
                                  --------------------------------------------
                                      Spencer Waxman, Managing Member